EXHIBIT 99.1

URS TO ACQUIRE FLINT ENERGY SERVICES FOR C$1.25 BILLION

Will Significantly Expand URS Presence in Fast-Growing Segments
 of North American Oil and Gas Industry, Particularly in Unconventional
Oil and Gas Extraction

Acquisition Expected to be Accretive to URS 2012 GAAP Earnings,
Adds Substantial Oil and Gas Backlog

URS Also Provides Fiscal 2012 Financial Guidance

SAN FRANCISCO, CA & CALGARY, ALBERTA – February 20, 2012 – URS Corporation (NYSE: URS) and Flint Energy Services Ltd. (TSX: FES) today announced a definitive agreement under which URS will acquire Flint for C$25.00 per share in cash, or C$1.25 billion (US$1.25 billion).  URS also will assume approximately C$225 million (US$225 million) in Flint debt.  The transaction, which has been approved unanimously by the URS and Flint Boards of Directors, will significantly expand URS’ opportunities to serve clients in the oil and gas industry.  Flint, a leading provider of construction services for the oil and gas industry, currently supports many of the largest companies operating in the oil, oil sands and gas producing regions of Western Canada and in the Southwest, Appalachian and Rocky Mountain regions of the United States.

The acquisition will be implemented through a court-approved Plan of Arrangement under Canadian law and is subject to the approval of Flint security holders, relevant regulatory approvals and other customary closing conditions.  The transaction is expected to close in the second quarter of 2012, to be accretive to URS’ 2012 GAAP earnings, and to increase URS’ revenues from the oil and gas sector to approximately 22% of total revenues.

Flint has approximately 10,000 employees and a network of approximately 80 locations in North America.  The company’s diversified activities span the full cycle of oil and gas exploration and production, including constructing well pads, moving rigs, manufacturing processing equipment, installing small and mid-diameter pipelines, transporting fluids, performing a wide range of mid-cycle production services, and constructing and maintaining large oil sands facilities.  Revenues from Western Canada’s oil, oil sands and gas producing regions accounted for approximately 80% of Flint’s revenues for the trailing twelve months from September 30, 2011, with the remaining 20% coming from the United States.  Flint is expected to add approximately $3.5 billion to URS’ book of business upon closing.  Following the close of the transaction, Flint will become a new division of URS, led by W. J. (Bill) Lingard, Flint’s President and Chief Executive Officer, as the Division President.

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Martin M. Koffel, Chairman and Chief Executive Officer of URS, said, “Expanding our presence in the oil and gas sector has been a longstanding strategic priority for URS.  Flint is one of North America’s leading fully integrated production and construction services providers to the oil and gas sector, with many long-duration construction contracts and multi-year maintenance agreements.  Through this combination, URS will be well positioned in segments of the oil and gas industry that we expect to have attractive margins and growth rates.  In addition, by joining with URS, Flint will be able to offer its base of multinational clients the full range of engineering, procurement and construction management services through URS’ existing operations.”

Stuart O’Connor, Chairman of Flint’s Board of Directors said, “We are very pleased with the arrangement with URS.  It delivers a significant cash premium to our stockholders while also allowing Flint to accelerate the growth of its business by offering a more complete suite of services to clients.”

Mr. Lingard added, “Having access to URS’ pool of talented and experienced construction managers will allow Flint to oversee more projects simultaneously and drive revenue growth.  Flint’s employees should also benefit from and enjoy more opportunities to work on a wider range of complex projects in both Canada and the United States.  We look forward to working with our URS colleagues to achieve the exciting potential of the combination.”

H. Thomas Hicks, Chief Financial Officer of URS, said, “We expect this transaction will build significant long-term value for our stockholders.  Flint offers a diversified, full cycle of services, has limited exposure to fixed price contracts and derives its earnings entirely from operations in the stable North American region.  Assuming a second quarter close, we expect to achieve pre-tax cost synergies of US$10-$15 million in 2012, with additional savings expected in the following years as we benefit from economies of scale.  We expect the transaction to be accretive to URS’ 2012 EPS between US$0.20 and US$0.30 per share, which reflects expected acquisition related costs, estimated amortization of intangible assets and the estimated cost synergies discussed above.”

URS has financing in place to complete the acquisition under its existing credit facility and a financing commitment for a new bridge facility.  Permanent financing is expected to consist of borrowings under URS’ existing credit facility and new debt.  Said Mr. Hicks, “URS intends, as in past acquisitions, to use its strong cash flows to reduce debt quickly, while retaining the flexibility to continue to invest in the business and, when debt levels have been reduced, pursue additional growth opportunities.”

URS Fiscal 2012 Outlook

On a standalone basis, URS expects that its fiscal 2012 revenues will be between $9.9 billion and $10.1 billion, net income will be between $292 and $300 million and EPS will be between $3.95 and $4.05.  URS will provide full details about its financial results for 2011, and expectations for 2012, on its previously announced fourth quarter and full year 2011 earnings conference call on Monday, February 27, 2012.

The Arrangement

The acquisition will be implemented through a Plan of Arrangement under Canadian law and is subject to a number of customary conditions for a transaction of this nature including, but not limited to, the approval of at least 66 and 2/3% of the votes cast in person or by proxy by Flint shareholders and option holders at a special meeting of Flint's security holders, as well as court and relevant regulatory approvals.  The terms and conditions of the arrangement and additional details of the transaction will be summarized in Flint’s management information circular, which is expected to be filed and mailed to Flint’s shareholders in early March 2012.  A copy of the arrangement agreement will be filed on Flint’s SEDAR profile and will be available for viewing at www.sedar.com.  The special meeting of Flint security holders is scheduled to be held on April 3, 2012, with closing expected to occur in the second quarter of 2012.

The arrangement agreement is subject to customary non-solicit provisions and Flint’s right to consider and accept superior proposals.  In the event of a superior proposal, URS will have a five-business-day right to match the superior proposal.  If the arrangement is not completed as a result of a superior proposal, or for other certain specified circumstances, a termination fee equal to C$42 million will be paid by Flint to URS.

After receiving financial and legal advice, the members of the Board of Directors of Flint voting on the resolution unanimously determined that the arrangement is in the best interests of Flint, and resolved to support the arrangement and to recommend that its shareholders and option holders vote in favor of the arrangement.  The financial advisor to Flint’s Board of Directors has provided an opinion that subject to the assumptions, limitations and qualifications set forth therein, the consideration to be received by holders of common shares pursuant to the arrangement is fair, from a financial point of view, to such holders.

All of the members of Flint’s Board of Directors and certain senior officers and certain related shareholders, who collectively own approximately 8% of the outstanding Flint shares, have agreed to vote their shares in favor of the acquisition.

Advisors on the Transaction

Morgan Stanley & Co. LLC acted as financial advisor to URS, and Osler, Hoskin & Harcourt LLP served as URS’ Canadian legal counsel.  Additional legal counsel was provided by Latham & Watkins LLP and Cooley LLP.  Credit Suisse Securities (Canada), Inc. acted as financial advisor to Flint, and Bennett Jones LLP served as Flint’s legal counsel.  Additional U.S. legal counsel was provided to Flint by Hall, Estill, Hardwick, Gable, Golden, & Nelson P.C.  A copy of the Credit Suisse opinion and other factors considered by the Flint Board of Directors and other relevant background information will be included in the management information circular that will be mailed to Flint security holders.

Conference Call Information

URS and Flint will host a conference call on Tuesday, February 21, 2012, at 8:00 a.m. ET to discuss the transaction.  The dial-in number for United States callers is (877) 479-8714 and the dial-in number for participants located outside of the United States is (706) 634-5188.  The passcode for all callers is 51655009. A slide presentation and live audio webcast of the call will be available at www.urs.com and at http://ursflint.acquisitioninformation.com.  A replay of the conference call will be available beginning the afternoon of Tuesday, February 21, 2012, and can be accessed by dialing (855) 859-2056 from within the United States or (404) 537-3406 from outside of the United States.  The passcode for the replay is 51655009.

About URS Corporation

URS Corporation (NYSE: URS) is a leading provider of engineering, construction and technical services for public agencies and private sector companies around the world.  The Company offers a full range of program management; planning, design and engineering; systems engineering and technical assistance; construction and construction management; operations and maintenance; information technology; and decommissioning and closure services.  URS provides services for power, infrastructure, industrial and commercial, and federal projects and programs.  Headquartered in San Francisco, URS Corporation has more than 47,000 employees in a network of offices in more than 40 countries (www.urs.com).

About Flint Energy Services Ltd.

Flint Energy Services Ltd. (TSX: FES) is a leading service company providing an expanding range of integrated products and services for the oil and gas industry including: production services; infrastructure construction; oilfield transportation; and maintenance services.  With approximately 10,000 employees, Flint provides this unique breadth of products and services through 80 strategic locations in the oil and gas producing areas of Western North America, from Inuvik in the Northwest Territories to Mission, Texas on the Mexican border.  Flint is a preferred provider of infrastructure construction management, module fabrication, maintenance services for upgrading, and production facilities in Alberta's oil sands sector (www.flintenergy.com).

Forward-Looking Statements by URS

Statements contained in this press release that are not historical facts may constitute forward-looking statements, including statements relating to future revenue and earnings guidance, the anticipated closing and benefits of the Flint Energy Services Ltd. Acquisition to URS, including its future financial and earnings impact, future economies of scale and business synergies, future book of business, future business opportunities, expectations regarding market growth, margin and future capital spending by the North American energy industry, the expected closing of the acquisition, future acquisition financing and other future business, economic and industry conditions. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “increasingly,” “plan,” “may,” “will,” “could,” “should,” “believe,” “optimistic,” “confident,” “potential,” “continue” and similar expressions are also intended to identify forward-looking statements.  URS believes that its expectations are reasonable and are based on reasonable assumptions; however, we caution you against relying on any of our forward-looking statements as such forward-looking statements by their nature involve risks and uncertainties.  A variety of risks and uncertainties, including but not limited to the following, could cause our business and financial results, as well as the timing of events, to differ materially from those expressed or implied in forward-looking statements: whether Flint Energy Services Ltd. securityholders will approve the acquisition; whether and when approval of Canadian court and other required regulatory approvals will be obtained; whether any of the other conditions to closing of the acquisition will be satisfied; whether another bidder may make a superior offer for Flint Energy Services Ltd; whether any of the anticipated benefits of the acquisition will be realized; potential difficulties that may be encountered in integrating the businesses, economic weakness and declines in client spending; potential impact of reduced oil commodity prices; changes in our book of business; our compliance with government contract procurement regulations; employee, agent or partner misconduct; our ability to procure government contracts; liabilities for pending and future litigation; the potential impact of environmental issues and liabilities; availability of bonding and insurance; our reliance on government appropriations; unilateral termination provisions in government contracts; our ability to make accurate estimates and assumptions; our accounting policies; workforce utilization; our and our partners' ability to bid on, win, perform and renew contracts and projects; liquidated damages; our dependence on partners, subcontractors and suppliers; customer payment defaults; our ability to recover on claims; impact of target and fixed priced contracts on earnings; the inherent dangers at our project sites; impairment of our goodwill; the impact of changes in laws and regulations; nuclear indemnifications and insurance; a decline in defense spending; industry competition; our ability to attract and retain key individuals; retirement plan obligations; our leveraged position and the ability to service our debt; restrictive covenants in our credit agreement; risks associated with international operations; business activities in high security risk countries; third-party software risks; natural and man-made disaster risks; our relationships with labor unions; our ability to protect our intellectual property rights; anti-takeover risks and other factors discussed more fully in URS’ Form 10-Q for the period ended September 30, 2011 as well as in other reports subsequently filed from time to time with the United States Securities and Exchange Commission. The forward-looking statements represent URS’ current expectations and intentions as of the date on which made and we assume no obligation to revise or update any forward-looking statements.

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Forward-Looking Statements by Flint

This press release contains forward-looking statements and forward-looking information within the meaning of applicable securities laws. The use of any of the words "expect", "anticipate", "continue", "estimate", "objective", "ongoing", "may", "will", "project", "should", "believe", "plans", "intends" and similar expressions are intended to identify forward-looking statements or information. More particularly and without limitation, this press release contains forward-looking statements and information concerning: the anticipated benefits of the Arrangement to Flint and its securityholders, the timing and anticipated receipt of required regulatory, court, securityholder approvals for the Arrangement; the ability of Flint and URS to satisfy the other conditions to, and to complete, the Arrangement; and the anticipated timing of the mailing of the information circular regarding the Arrangement and the closing of the Arrangement.

In respect of the forward-looking statements and information concerning the anticipated completion of the proposed Arrangement and the anticipated timing for completion of the Arrangement, Flint has provided such in reliance on certain assumptions that it believes are reasonable at this time, including assumptions as to the time required to prepare and mail Flint securityholder meeting materials, including the required information circular; the ability of the parties to receive, in a timely manner, the necessary regulatory, court, securityholder and other third party approvals, including but not limited to the Investment Canada Act approval and the ability of the parties to satisfy, in a timely manner, the other conditions to the closing of the Arrangement. These dates may change for a number of reasons, including unforeseen delays in preparing meeting materials, inability to secure necessary securityholder, regulatory, court or other third party approvals in the time assumed or the need for additional time to satisfy the other conditions to the completion of the Arrangement. Accordingly, readers should not place undue reliance on the forward-looking statements and information contained in this press release concerning these times.

Risks and uncertainties inherent in the nature of the Arrangement include the failure of Flint or URS to obtain necessary securityholder, regulatory, court and other third party approvals, or to otherwise satisfy the conditions to the Arrangement, in a timely manner, or at all. Failure to so obtain such approvals, or the failure of Flint or URS to otherwise satisfy the conditions to the Arrangement, may result in the Arrangement not being completed on the proposed terms, or at all. In addition, the failure of Flint to comply with the terms of the Arrangement Agreement may result in Flint being required to pay a non-completion or other fee to URS, the result of which could have a material adverse effect on Flint's financial position and results of operations and its ability to fund growth prospects and current operations.

Readers are cautioned that the foregoing list of factors is not exhaustive. Additional information on other factors that could affect the operations or financial results of Flint are included in reports on file with applicable securities regulatory authorities, including but not limited to: Flint’s Annual Information Form for the year ended December 31, 2010 and the Flint’s Notice of Annual General Meeting and Information Circular and Proxy Statement dated March 31, 2011, each of which may be accessed on Flint's SEDAR profile at www.sedar.com.

The forward-looking statements and information contained in this press release are made as of the date hereof and Flint undertakes no obligation to update publicly or revise any forward-looking statements or information, whether as a result of new information, future events or otherwise, unless so required by applicable securities laws.

GAAP and IFRS Financial Measures

Flint’s historical financial statements for its fiscal year ended December 31, 2010, were prepared in accordance with Canadian generally accepted accounting principles and its 2011 subsequent fiscal quarters were prepared in accordance with the International Financial Reporting Standards 1, First time Adoption of International Financial Reporting Standards, and with International Accounting Standard (“IAS”) 34, Interim Financial Reporting, as issued by the International Accounting Standards Board (“IASB”).  All pro forma combined financial information is based upon a combination of URS’ historical financial statements prepared in accordance with United States generally accepted accounting principles (GAAP) and Flint’s historical financial statements prepared in accordance with IFRS.  Flint has not reconciled its historical financial statements to U.S. GAAP.

This release also contains prospective financial measures that are not calculated in accordance with GAAP, including prospective estimated acquisition costs, estimated amortization of intangible assets and estimated cost synergies.  Management does not believe it is able to reconcile this information without unreasonable effort.  URS’ management believes that these U.S. non-GAAP financial measures provide meaningful supplemental information regarding the expected benefits of the acquisition to investors in URS.

No Offer or Solicitation

This press release is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Contacts

URS Corporation Sam Ramraj Vice President, Investor Relations (415) 774-2700	Flint Energy Services Guy Cocquyt Vice President Communications 403-218-7195

Sard Verbinnen & Co Hugh Burns/Jamie Tully/Briana Kelly (212) 687-8080

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